Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4, dated as of June 19, 2015 (this “Amendment”), to the ABL Credit Agreement dated as of July 3, 2007, as amended by Amendment No. 1, dated as of May 11, 2011, Amendment No. 2, dated as of December 15, 2011 and Amendment No. 3, dated as of August 15, 2012, among US FOODS, INC. (formerly known as U.S. FOODSERVICE, INC.), a Delaware corporation (the “Parent Borrower”), and each Subsidiary of the Parent Borrower party thereto from time to time (each a “Borrower,” and together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), CITICORP NORTH AMERICA, INC. (“Citi”), as administrative agent, collateral agent and issuing lender for the Lenders thereunder, DEUTSCHE BANK SECURITIES INC. (“DBSI”), as syndication agent and NATIXIS, as senior managing agent (the “Senior Managing Agent”) (as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, subsection 11.1 of the Credit Agreement provides that the Loan Parties and the Administrative Agent and ABL Collateral Agent (with the consent of, and at the direction of, the Required Lenders (or in certain cases, all Lenders directly affected thereby)) may amend the Credit Agreement and the other Loan Documents;

WHEREAS, effective as of the Amendment No. 4 Effective Date (as defined below) each Lender consenting (each a “Consenting Lender”) to the Amendment (which constitute all Lenders) has agreed to the amendment of the Credit Agreement (as so amended, the “Amended Credit Agreement) as set forth in Section 1 hereto.

WHEREAS, Citigroup Global Markets Inc. (together with certain of its affiliates) is acting as sole lead arranger and lead bookrunner (the “Arranger”) for the Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as defined below), hereby amended as follows:

(a) The following definition is hereby added to subsection 1.1 of the Credit Agreement in proper alphabetical sequence:

“Amendment No. 4 Effective Date”: June 19, 2015.

(b) The definitions of the terms listed below are hereby amended and restated in their entirety as follows:

“Adjustment Date”: each date on or after the last day of the Parent Borrower’s first fiscal quarter ended after the Amendment No. 4 Effective Date, that is the second Business Day following receipt by the Lenders of both (a) the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, for the most recently completed fiscal period and (b) the related compliance certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

“Applicable Commitment Fee Percentage”: During the period from the Amendment No. 4 Effective Date until the first Adjustment Date following the Amendment No. 4 Effective Date, the Applicable Commitment Fee Percentage will be the applicable rate per annum set forth under the heading “Applicable Commitment Fee Percentage” on the table below which corresponds to the Consolidated Secured Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter most recently preceding the Amendment No. 4 Effective Date for which financial statements have been delivered pursuant to subsection 7.1(a) or 7.1(b). The Applicable Commitment Fee Percentage will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading “Applicable Commitment Fee Percentage” on the table below which corresponds to the Consolidated Secured Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter most recently preceding such Adjustment Date for which financial statements have been delivered pursuant to subsection 7.1(a) or 7.1(b); provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b) are not delivered when due, then the Applicable Commitment Fee Percentage shall, until such financial statements and certificate are delivered, be 0.375% per annum.

Consolidated Secured Leverage Ratio	Applicable Commitment Fee Percentage
Greater than or equal to 4.50 to 1.00	0.375%
Less than 4.50 0 to 1.00	0.250%

“Applicable Margin”: in respect of (a) Tranche A Loans and Swing Line Loans during the period from the Amendment No. 4 Effective Date until the first Adjustment Date following the Amendment No. 4 Effective Date (i) with respect to ABR Loans, the applicable rate per annum set forth under the heading “Applicable Margin for Tranche A ABR Loans” and (ii) with respect to

Eurocurrency Loans, the applicable rate per annum set forth under the heading “Applicable Margin for Tranche A Eurocurrency Loans” and (b) Tranche A-1 Loans during the period from the Amendment No. 4 Effective Date until the first Adjustment Date following the Amendment No. 4 Effective Date (i) with respect to ABR Loans, the applicable rate per annum set forth under the heading “Applicable Margin for Tranche A-1 ABR Loans” and (ii) with respect to Eurocurrency Loans, the applicable rate per annum set forth under the heading “Applicable Margin for Tranche A-1 Eurocurrency Loans”, in each case, on the Pricing Grid which corresponds to the Consolidated Secured Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter most recently preceding the Amendment No. 4 Effective Date for which financial statements have been delivered pursuant to subsection 7.1(a) or 7.1(b).

The Applicable Margins will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading “Applicable Margin for Tranche A ABR Loans” or “Applicable Margin for Tranche A Eurocurrency Loans” in the case of Tranche A Loans and Swing Line Loans, and “Applicable Margin for Tranche A-1 ABR Loans” or “Applicable Margin for Tranche A-1 Eurocurrency Loans” in the case of Tranche A-1 Loans on the Pricing Grid which corresponds to the Consolidated Secured Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter most recently preceding such Adjustment Date for which financial statements have been delivered pursuant to subsection 7.1(a) or 7.1(b); provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b) are not delivered when due, then:

(1) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of Revolving Loans and Swing Line Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased;

(2) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and compliance certificate are delivered; and

(3) if such financial statements and compliance certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and compliance certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin with respect to (A) Tranche A Loans and Swing Line Loans shall be 1.00% per annum, in the case of ABR Loans, and 2.00% per annum in the case of Eurocurrency Loans and (B) Tranche A-1 Loans shall be 2.25% per annum, in the case of ABR Loans, and 3.25% per annum, in the case of Eurocurrency Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

“Maturity Date”: May 11, 2017.

“Pricing Grid”: with respect to Revolving Loans and Swing Line Loans:

Consolidated Secured Leverage Ratio	Applicable Margin for Tranche A ABR Loans	Applicable Margin for Tranche A Eurocurrency Loans	Applicable Margin for Tranche A-1 ABR Loans	Applicable Margin for Tranche A-1 Eurocurrency Loans
Greater than 5.00 to 1.00	1.00%	2.00%	2.25%	3.25%
Equal to or less than 5.00 to 1.00 and greater than or equal to 4.00 to 1.00	0.75%	1.75%	2.00%	3.00%
Less than 4.00 to 1.00	0.50%	1.50%	1.75%	2.75%

Section 2. Representations and Warranties, No Default. In order to induce the Lenders party hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders that as of the Amendment No. 4 Effective Date:

(a) the execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c) after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 4 Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent and ABL Collateral Agent shall have received executed signature pages hereto from Lenders constituting each Lender and each Loan Party.

(ii) Fees. The Borrowers shall pay the fees payable pursuant to the Engagement Letter, dated as of May 13, 2015 among the Parent Borrower and the Arranger, on the Amendment No. 4 Effective Date, including without limitation, an upfront fee to each Lender equal to 0.05% of such Lender’s Commitments.

Section 4. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP counsel for the Administrative Agent).

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the ABL Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 4 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

Section 9. FATCA Nongrandfathering. From and after the Amendment No. 4 Effective Date, the Borrowers and the Administrative Agent agree to treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement and any Loans (including any Loans that are outstanding as of the Amendment No. 4 Effective Date) made pursuant to the Credit Agreement as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

US FOODS, INC.

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	Senior Vice President and Treasurer

E & H DISTRIBUTING, LLC

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	Senior Vice President and Treasurer

US FOODS CULINARY EQUIPMENT & SUPPLIES, LLC

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	Senior Vice President and Treasurer

TRANS-PORTE, INC.

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	Senior Vice President and Treasurer

GREAT NORTH IMPORTS, LLC

By:	/s/ William M. Murray
Name:	William M. Murray
Title:	Senior Vice President and Treasurer

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent, ABL Collateral Agent and Issuing Lender

By:	/s/ Brendan MacKay
Name:	Brendan MacKay
Title:	Director and Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

CITICORP NORTH AMERICA, INC.

By:	/s/ Brendan MacKay
Name:	Brendan MacKay
Title:	Vice President and Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

WELLS FARGO CAPITAL FINANCE, LLC
(Name of Institution)

By:	/s/ Minna Lee
Name:	Minna Lee
Title:	Authorized Signatory

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH
(Name of Institution)

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lauren Baker
Name:	Lauren Baker
Title:	Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

Morgan Stanley Senior Funding, Inc.

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

Bank of America N.A.

By:	/s/ Adam Seiden
Name:	Adam Seiden
Title:	SVP

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

Natixis, New York Branch
(Name of Institution)

By:	/s/ Kelvin Cheng
Name:	Kelvin Cheng
Title:	Executive Director

By:	/s/ Steven A. Eberhardt
Name:	Steven A. Eberhardt
Title:	Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

ALLY BANK

By:	/s/ Erica Ninesteel
Name:	Erica Ninesteel
Title:	Senior Associate, Ally Corporate Finance

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

BMO Harris Bank, N.A.

By:	/s/ Michael Scolaro
Name:	Michael Scolaro
Title:	Managing Director & Sector Head

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

City National Bank

By:	/s/ David Knoblauch
Name:	David Knoblauch
Title:	SVP

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

CAPITAL ONE BUSINESS CREDIT CORP.
(Name of Institution)

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

ING Capital LLC

By:	/s/ Thomas K. McCaughey
Name:	Thomas K. McCaughey
Title:	Managing Director

By:	/s/ Michael Kim
Name:	Michael Kim
Title:	Vice President

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]

The undersigned hereby consents to the

Amendment:

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabobank”)

By:	/s/ Anne Greven
Name:	Anne Greven
Title:	Managing Director

By:	/s/ Bram Stevens
Name:	Bram Stevens
Title:	Executive Director

[Signature Page – Amendment No. 4 to the ABL Credit Agreement]